UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2008

WUHAN GENERAL GROUP (CHINA), INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34125	84-1092589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (86) 27-5970-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2008, Wuhan General Group (China), Inc. (the “Company”) entered into an Agreement to Amend Series J Warrants of the Company (the “Agreement”) with holders of warrants exercisable for a majority of the shares of warrant stock issuable under the Company’s Series A, B and J warrants. The Agreement amends the Series J Warrants so that such warrants are exercisable for shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share. Prior to this Agreement, such warrants were exercisable for shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The Agreement was effective as of September 5, 2008.

In connection with the Agreement, the Company designated 9,358,370 shares of preferred stock as “Series B Convertible Preferred Stock, par value $0.0001 per share” with those rights and preferences as set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of the Company (the “Certificate”). The Series B Convertible Preferred Stock ranks senior to the Company’s Common Stock and junior to the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share. The Certificate will become effective on September 29, 2008.

The foregoing summaries are qualified in their entirety by reference to the Certificate, the Form of Amended and Restated Series J Warrant and the Agreement, which are filed respectively as Exhibits 4.1, 4.2 and 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Board of Directors and holders of a majority of the Company’s Common Stock adopted a Certificate of Amendment to the Company’s Articles of Incorporation, which will become effective on September 29, 2008. The Certificate of Amendment allows the Company’s Board of Directors to designate preferred stock with different rankings. Before this amendment, the Company could only designate different series of preferred stock that were of equal ranking.

The foregoing summary is qualified in its entirety by reference to the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1	Certificate of Amendment to the Articles of Incorporation of Wuhan General Group (China), Inc.

Exhibit 4.1	Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Wuhan General Group (China), Inc.

Exhibit 4.2	Form of Amended and Restated Series J Warrant

Exhibit 10.1	Agreement to Amend Series J Warrants of Wuhan General Group (China), Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc.

Date: September 10, 2008

By:	/s/ Haiming Liu
Name: Haiming Liu Title: Chief Financial Officer

EXHIBIT INDEX
Form 8-K
September 11, 2008

Filed
Exhibit No.	Description	Herewith	By Reference
3.1	Certificate of Amendment to the Articles of Incorporation of Wuhan General Group (China), Inc.	X
4.1	Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Wuhan General Group (China), Inc.	X
4.2	Form of Amended and Restated Series J Warrant	X
10.1	Agreement to Amend Series J Warrants of Wuhan General Group (China), Inc.	X